EXHIBIT 10(x)

                             INVESTORS TITLE COMPANY

                   1997 STOCK OPTION AND RESTRICTED STOCK PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


     THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of ________________ by and between Investors Title Company, a North Carolina corporation (the "Company") and _________________, a key employee of the Company (the "Optionee").

                              W I T N E S S E T H:

     WHEREAS, the Company recognizes the value to it of the services of the Optionee and desires to provide the Optionee with an incentive to remain in the employment of the Company and an opportunity to purchase common stock of the Company, so that the Optionee may acquire or increase a proprietary interest in the Company's success, and

     WHEREAS, the Company desires to grant the Optionee a nonqualified stock option under Article II of the Company's 1997 Stock Option and Restricted Stock Plan (the "Plan"), and the Optionee desires to accept such option in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase all or any portion of _________ (_________) shares (the "Shares") of the Company's common stock, no par value ("Common Stock"), at an exercise price of _____ Dollars ($_____) per Share (the "Exercise Price"). This Option is intended to be a "Nonqualified Stock Option" within the meaning specified in the Plan and is hereby designated as such pursuant to Article II, Section 1(a) of the Plan. The grant of this Option has been duly authorized by the Committee that administers the Plan, as established by the Board of Directors of the Company pursuant to Article I, Section 3 of the Plan (the "Committee").

     2. Term of Option. Subject to the further restrictions and provisions of the Plan and this Agreement, the Option shall become exercisable in installments, with the Optionee having the right to purchase from the Company the following number of Shares subject to this Option, on and after the following dates, in cumulative fashion:


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          (a) At any time after  _______________ and prior to _______________ up to _______________ of the Shares subject to this Option;

          (b) At any time after  _______________ and prior to _______________ up to _______________ of the Shares subject to this Option;

          (c) At any time after ________________ and prior to its expiration, this Option shall be exercisable in full, to the extent it has not previously been exercised.

No fractional shares of Common Stock shall be issued upon any exercise of this Option. Notwithstanding the provisions of paragraph 5 hereof, this Option, or any unexercised portion thereof, shall expire and no longer be exercisable on the date that is ten (10) years from the date hereof.

     3. Transfer of Option. The Option may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent or distribution.

     4. Adjustments. If the shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split in which the Company is the surviving entity, the aggregate number of Shares subject to the Option and the Exercise Price per Share subject to the Option shall be appropriately and proportionately adjusted in the manner provided in the Plan, provided, however, that the aggregate purchase price applicable to the unexercised portion of the Option shall not be affected by such adjustment.

     5. Termination of Option. The Option hereby granted shall terminate and be of no force or effect upon the happening of the first to occur of the following events:

          (a) except as provided in subparagraphs 5(b) and 5(c) hereof, expiration of the Optionee's employment with the Company for any reason;

          (b) expiration of three months after the date of termination of the Optionee's employment with the Company because Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code;

          (c) expiration of one year after the death of the Optionee while employed by the Company;

          (d) occurrence of any event described in paragraph 10 hereof that causes a termination of the Option; or


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          (e)  expiration  of the term of this Option as provided in paragraph 2 above.

     Any Option that may be exercised for a period following termination of the Optionee's employment may be exercised only to the extent it was exercisable immediately before such termination and in no event after the Option would expire by its terms without regard to such termination.

     6. Method of Exercise. The Option shall be exercised by tender of payment of the Exercise Price and delivery to the Company at its principal office of a written notice, at least three business days prior to the proposed date of exercise, which notice shall:

          (a) state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and the name, address, and social security number of the person in whose name the stock certificate or certificates for such Shares is to be registered;

          (b) contain any such representations and agreements as to Optionee's investment intent with respect to such Shares as shall be reasonably required by the Committee pursuant to paragraph 8 hereof; and

          (c) be signed by the person entitled to exercise the Option, and if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.

     Payment of the Exercise Price may be made in cash or by certified or official bank check payable to the order of the Company. Payment may also be made by surrendering shares of Common Stock (including any Shares received upon a prior or simultaneous exercise of the Option) at the then fair market value of such Common Stock, as determined pursuant to Section 1(b) of Article II of the Plan, as of the date of surrender. Payment may also be made by combining cash, check or Common Stock.

     After receipt of such notice in a form satisfactory to the Committee and the acceptance of payment, the Company shall deliver to the Optionee a certificate or certificates representing the Shares purchased hereunder, provided, that if any law or regulation requires the Company to take action with respect to the Shares specified in such notice before the issuance thereof, the date of delivery of such Shares shall be extended for the period necessary to take such action.

     7. Rights of a Shareholder. The Optionee shall not be deemed for any purpose to be a shareholder of the Company with respect to any Shares covered by this Option unless this Option shall have been exercised and the Exercise Price paid in the manner provided herein.


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No  adjustment  will be made for dividends or other rights where the record date is prior to the date of exercise and payment. Upon the exercise of the Option as provided herein and the issuance of the certificate or certificates evidencing the Shares covered thereby, except as otherwise provided herein, the Optionee shall have all the rights of a shareholder of the Company, including the right to receive all dividends or other distributions paid or made with respect to such Shares.

     8. Compliance with Securities Laws. The Optionee recognizes that any registration of the shares of Common Stock issuable pursuant to this Option under applicable federal and state securities laws, or actions to qualify for applicable exemptions from such registrations, shall be at the option of the Company. The Optionee acknowledges that, in the event that no such registrations are undertaken and the Company relies on exemptions from such registrations, the shares shall be issued only if the Optionee qualifies to receive such shares in accordance with the exemptions from registration on which the Company relies and that, in connection with any issuance of certificates evidencing such shares, the Board of Directors may require appropriate representations from the Optionee and take such other action as the Board of Directors may deem necessary, including but not limited to placing restrictive legends on such certificates and placing stop transfer instructions in the Company's stock transfer records, or delivering such instructions to the Company's transfer agent, in order to assure compliance with any such exemptions. Notwithstanding any other provision of the Plan or this Agreement (i) no shares will be issued upon any exercise of the Option unless and until such shares have been registered under all applicable federal and state securities laws or unless, in the opinion of counsel satisfactory to the Company, all actions necessary to qualify for exemptions from such registrations shall have been taken and (ii) the Company shall have no obligation to undertake such registrations or such actions necessary to qualify for exemptions from registrations and shall have no liability whatsoever for not doing so except to refund any Exercise Price tendered to the Company.

     9. Rule 144. The Optionee acknowledges that, notwithstanding the registration of the Option and the Shares issuable upon its exercise under the Securities Act of 1933 or under the securities laws of any state, if, at the time of exercise of the Option, he is deemed to be an "affiliate" of the Company as defined in Rule 144 of the Securities and Exchange Commission, any shares purchased thereunder will nevertheless be subject to sale only in compliance with Rule 144 (but without any holding period), and that the Company shall take such action as it deems necessary or appropriate to assure such compliance, including placing restrictive legends on certificates evidencing such shares and delivering stop transfer instructions to the Company's transfer agent.

     10. Reorganizations. If the Company shall be a party to any merger or consolidation in which it is not the surviving entity or pursuant to which the shareholders of the Company exchange their Common Stock, or if the Company shall dissolve or liquidate or sell all or substantially all of its assets, the Option granted hereunder shall terminate on


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the effective date of such merger,  consolidation,  dissolution,  liquidation or sale; provided, however, that prior to such effective date, the Committee may, in its discretion, cause the Option to become immediately exercisable, and may, to the extent the Option is terminated as provided in this paragraph 10, authorize a payment to the Optionee that approximates the economic benefit that he would realize if the Option were exercised immediately before such effective date, or authorize a payment in such other amount as it deems appropriate to compensate the Optionee for the termination of the unexercised portion of the Option, or arrange for the granting of a substitute option to the Optionee.

     This Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Tax Matters. The Optionee acknowledges that, upon exercise of the Option, the Optionee will recognize taxable income generally in an amount equal to the excess of the fair market value of the purchased Shares over the Exercise Price paid therefor, and the Company will have certain withholding obligations for income and other taxes. It shall be a condition to the Optionee's receipt of a stock certificate covering Shares purchased pursuant to the Option that the Optionee pay to the Company such amounts as it is required to withhold or, with the consent of the Company, that the Optionee otherwise provide for the discharge of the Company's withholding obligation. If any such payment is not made by the Optionee, the Company may deduct the amounts required to be withheld from payments of any kind to which the Optionee would otherwise be entitled from the Company.

     12. No Right to Continued Employment. This Agreement does not confer upon the Optionee any right to continued employment by the Company, nor shall it interfere in any way with the right of the Company to terminate or alter the terms of that employment.

     13. Construction. This Agreement shall be construed so as to be consistent with the Plan and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should be inconsistent therewith. The Optionee hereby acknowledges receipt of a copy of the Plan from the Company and agrees to be bound by all of the terms and provisions of the Plan.

     Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to (i) the estate, personal representative, or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution or (ii) the guardian or legal representative of the Optionee acting pursuant to a valid power of attorney or the decree of a court of competent jurisdiction, then the term "Optionee" shall be construed to include such estate, personal representative, beneficiary, guardian or legal representative.


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     14.  Severability.  The provisions of this Agreement shall be severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereto.

     15. Successor and Assigns. The terms of this Agreement shall be binding upon and shall enure to the benefit of any successors or assigns of the Company and of the Optionee.

     16. Notices. Notices under this Agreement shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when forwarded by Federal Express, Airborne, or another private carrier which maintains records showing delivery information, (iii) when sent via facsimile but only if a written facsimile acknowledgment of receipt is received by the sending party, or (iv) when placed in the United States Mail and forwarded by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given or such other address as furnished to the Company from time to time for this purpose.

     17. Entire Agreement; Modification. This Agreement is the entire agreement and understanding of the parties hereto with respect to the Option granted herein and supersedes any and all prior and contemporaneous negotiations, understandings and agreements with regard to the Option and the matters set forth herein, whether oral or written. No representation, inducement, agreement, promise or understanding altering, modifying, taking from or adding to the terms and conditions hereof shall have any force or effect unless the same is in writing and validly executed by the parties hereto.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.


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     IN WITNESS  WHEREOF,  the  Optionee  has executed  this  Agreement  and the
Company has caused this Agreement to be executed by its duly authorized officer, effective as of the day and year first above written.


                                        INVESTORS TITLE COMPANY


                                        By:
                                             -----------------------------------

ATTEST:


-----------------------------------
     Secretary


(Corporate Seal)

                                             -----------------------------------
                                                  Optionee


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